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              [LETTERHEAD OF DELOITTE & TOUCHE LLP APPEARS HERE]


                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement
No. 33-35701 of Burlingame Bancorp on Form S-8 of our report dated March 22, 1996, appearing in this Annual report on Form 10-K of Burlingame Bancorp for the year ended December 31, 1995.

/s/ Deloitte & Touche LLP

March 26, 1996